POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Randall C. Barnes
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Randall C. Barnes

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Donald C. Cacciapaglia
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Donald C. Cacciapaglia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Donald A. Chubb, Jr.
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Donald A. Chubb, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Jerry B. Farley
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Jerry B. Farley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Roman Friedrich III
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Roman Friedrich III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Robert B. Karn III
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Robert B. Karn III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Ronald A. Nyberg
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Ronald A. Nyberg

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Maynard F. Oliverius
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Maynard F. Oliverius

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Ronald E. Toupin, Jr.
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Ronald E. Toupin, Jr.